EXHIBIT 10.4

AMENDMENT No. 2 TO SUPPLEMENT AGREEMENT

This Amendment No. 2 To Supplement Agreement ("Amendment 2") is effective July 2, 2018 ("Amendment 2 Effective Date") and is made by and between QIAGEN Manchester Limited, (“QIAGEN"), HTG Molecular Diagnostics, Inc., ("HTG”) and Bristol-Myers Squibb Company (“BMS").

WHEREAS, BMS, QAGEN and HTG entered Into a Supplement Agreement having an effective date of June 2,

2017 and entered into Amendment No. 1 to Supplement Agreement having an effective date of November 21, 2017 (such agreement, as amended, the "Supplement Agreement"); and

Whereas, BMS, QIAGEN and HTG want to further amend the Supplement Agreement,

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which Is hereby acknowledged, QIAGEN HTG and BMS agree as follows:

1. The sixth paragraph on page one of the Supplement Agreement Is replaced with the following:

WHEREAS, QIAGEN wants to engage HTG to perform certain of the work that Is part of the Project and, HTG is willing to perform the work designated to HTG in the Project Plan (as that term is defined in the Initiation Agreement), as amended by Amendment No. 1 to Project Plan having an effective date of July 2, 2018 and by Amendment No, 2 to Project Plan having an effective date of August 10, 2018, in the form provided to HTG by QIAGEN on October 30, 2017, August 2, 2018 (relating to Amendment No. 1 to Project Plan), and August 9, 2018 (relating to Amendment No. 2 to Project Plan) (the "Work), and BMS is willing to allow QIAGEN to engage HTG to perform the Work;

2.	This Amendment 2 shall be governed by and construed in accordance with the laws stipulated in the Supplement Agreement,
3.	Except as expressly set forth herein, all the terms and conditions of the Supplement Agreement shall remain unchanged and in full force and effect.
4.

This Amendment 2 may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same Instrument. This Amendment 2 may be executed by facsimile or electronic (e.g., .pdf) signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.

— Signature page to follow—

IN WITNESS WHEREOF, BMS, QIAGEN and HTG have caused this Amendment 2 to be signed by their duly authorized representatives, effective as of the Amendment 2 Effective Date.

Bristol-Meyers Squibb Company

By: /s/ George A. Green

Name: George A. Green

Title: Head, Pharmacodiagnostics

Date: August 13, 2018

QIAGEN Manchester Limited

By: /s/ Thierry Bernard

Name: Thierry Bernard

Title: Sr. VP, Business Area MDx

Date: August 14, 2018

HTG Molecular Diagnostics, Inc.

By: /s/ Timothy B. Johnson

Name: Timothy B. Johnson

Title: President and Chief Executive Officer

Date: August 15, 2018